Exhibit 99.1

NEWS RELEASE	AMERICAN RAILCAR INDUSTRIES, INC.
100 Clark Street, St. Charles Missouri 63301
americanrailcar.com
636.940.6000

AMERICAN RAILCAR INDUSTRIES, INC. ANNOUNCES LAUNCH OF
IN-HOUSE MANAGEMENT OF RAILCAR LEASING BUSINESS AND INCREASED SALES FORCE

ST. CHARLES, MO (June 6, 2017) – American Railcar Industries, Inc. (NASDAQ: ARII) (“ARI” or the “Company”) is excited to announce that it has begun managing its railcar leasing business in-house. The sale of our former lease fleet manager, American Railcar Leasing LLC (ARL), to SMBC Rail Services LLC was completed on June 1, 2017. ARI will now be able to serve its customers with a complete suite of products and services, including ARI-built railcars for direct sale and lease, in-house lease fleet management, railcar and industrial components, and railcar services.

In planning for this endeavor, ARI has increased its workforce, including by adding staffing to internally manage its own lease fleet and increasing its sales and marketing staff. ARI promoted internal ARI resources, recruited talent from external companies with important rail experience, and hired certain key ARL sales and lease personnel. The Company expects to continue to build out its lease management, sales and marketing team.

Over the past several years, ARI has grown its lease fleet to more than 12,000 railcars. ARI’s commitment to building its leasing business is strong and will continue in the future. In the first quarter of 2017, more than half of ARI’s railcar production and shipments were for lease. Furthermore, ARI’s order backlog of railcars as of March 31, 2017 included 1,199 railcars to be added to the lease fleet in 2017 and beyond.

“We want everyone to know that ‘it’s all here’ at ARI, and we are excited by this opportunity to further enhance our capabilities,” said Jeff Hollister, President and CEO of ARI. “The addition of in-house lease fleet management staff and an increase in our sales force will help to further enhance ARI’s business model of offering solutions to our customers of railcar products and services over the entire railcar life cycle. This will provide us additional flexibility and more tools that we expect will help us continue to grow our business. ”

ARI’s heritage covers many years with leadership in all aspects of railcar manufacturing, innovation, creative leasing solutions, and railcar repair services. “It’s all here” highlights ARI’s ability to provide railcar solutions for all of our customers’ needs.

“We are excited to focus on providing a seamless relationship between ARI and our customers,” said Mr. Hollister. “These events give us an opportunity to better understand our customer’s needs and build deeper relationships. As always, our goal is to listen to our customers, develop solutions to meet their requirements, and deliver high-quality products and services.”

About American Railcar Industries, Inc.

ARI is a prominent North American designer and manufacturer of hopper and tank railcars. ARI provides its railcar customers with integrated solutions through a comprehensive set of high quality products and related services. ARI manufactures and sells railcars, custom designed railcar parts, and other industrial products. ARI and its subsidiaries also lease railcars manufactured by the Company to certain markets. In addition, ARI and its subsidiaries provide railcar repair services through its various repair facilities, including mini-shops and mobile units, offering a range of services from full to light repair. More information about American Railcar Industries, Inc. is available on its website at americanrailcar.com or call the Investor Relations Department, 636.940.6000.

Forward Looking Statement Disclaimer

This press release contains statements relating to the Company's objectives, long-term strategies and/or future business prospects, events and plans that are forward-looking statements. Forward-looking statements represent the Company's estimates and assumptions only as of the date of this press release. Such statements include, without limitation, statements regarding: transitioning management of our lease fleet from ARL to in-house, our anticipated lease fleet management capabilities, anticipated benefits regarding the growth of our leasing business and our management and sales teams, expected future trends relating to our industry, products and markets, anticipated customer demand for our products and services, trends relating to our shipments, leasing business, railcar services, revenues, profit margin, capacity, financial condition, and results of operations, our backlog and any implication that our backlog may be indicative of our future revenues, and our strategic objectives and long-term strategies. These forward-looking statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those anticipated. Investors should not place undue reliance on forward-looking statements, which speak only as of the date they are made and are not guarantees of future performance. Potential risks and uncertainties that could adversely affect our business and prospects include without limitation: our prospects in light of the cyclical nature of our business; the health of and prospects for the overall railcar industry; risks relating to transitioning management of our lease fleet from ARL to in-house and the termination of our remaining arrangements with ARL, including the ongoing railcar management agreement pursuant to which ARL remains manager of the railcars held by our subsidiary, Longtrain Leasing III, LLC (LL III), with respect to which we will, in order for ARI to replace ARL as manager of such railcars, require the consent of certain noteholders under an indenture pursuant to which LL III has issued debt (ARI has no obligation to pay any consent or similar fees in connection with obtaining such noteholder consent); risks relating to the subcontractor arrangement we have entered into with ARL for ARI to provide services to ARL covering the day-to-day management of the LL III railcars; risks related to our and our subsidiaries’ indebtedness and compliance with covenants contained in our and our subsidiaries’ financing arrangements, including the LL III indenture; our compliance with the FRA directive applicable to our railcars, any developments related to the directive and any costs or loss of revenue related thereto; risks relating to successfully transitioning the management of our railcar leasing business in-house and managing our lease fleet; the risk of being unable to market or remarket railcars for sale or lease at favorable prices or on favorable terms or at all; fluctuations in commodity prices, including oil and gas; the impact, costs and expenses of any warranty claims we may be subject to now or in the future; the highly competitive nature of the manufacturing, railcar leasing and railcar services industries; the variable purchase patterns of our railcar customers and the timing of completion, customer acceptance and shipment of orders, as well as the mix of railcars for lease versus direct sale; risks relating to our compliance with, and the overall railcar industry's implementation of, United States and Canadian regulations related to the transportation of flammable liquids by rail; our ability to manage overhead and variations in production rates; our ability to recruit, retain and train qualified personnel; the impact of any economic downturn, adverse market conditions or restricted credit markets; our reliance upon a small number of customers that represent a large percentage of our revenues and backlog; fluctuations in the costs of raw materials, including steel and railcar components, and delays in the delivery of such raw materials and components; fluctuations in the supply of components and raw materials we use in railcar manufacturing; the ongoing risks related to our relationship with Mr. Carl Icahn, our principal beneficial stockholder through Icahn Enterprises L.P. (IELP), and certain of his affiliates; the risks associated with ongoing compliance with environmental, health, safety, and regulatory laws and regulations, which may be subject to change; the impact, costs and expenses of any litigation we may be subject to now or in the future; the sufficiency of our liquidity and capital resources, including long-term capital needs to support the growth of our lease fleet; the impact of repurchases pursuant to our Stock Repurchase Program on our current liquidity and the ownership percentage of our principal beneficial stockholder through IELP, Mr. Carl Icahn; the risks associated with our current joint ventures and anticipated capital needs of, and production capabilities at our joint ventures; the conversion of our railcar backlog into revenues equal to our reported estimated backlog value; the risks and impact associated with any potential joint ventures, acquisitions, strategic opportunities, dispositions or new business endeavors; the integration with other systems and ongoing management of our new enterprise resource planning system; and the additional risk factors described in ARI’s filings with the Securities and Exchange Commission. The Company expressly disclaims any duty to provide updates to any forward-looking statements made in this press release, whether as a result of new information, future events or otherwise.